Balance Sheets (Unaudited) (USD $)	Sep. 30, 2011	Dec. 31, 2010
ASSETS:
Cash & Equivalents	$ 347,420	$ 367,302
Property Net	1,755,138	1,752,849
Uncollected Rental Revenue	64,131	98,731
Prepaid Advertising	5,018	3,438
Other Assets	34,629	28,712
TOTAL	2,206,336	2,251,032
LIABILITIES:
Distribution due to Partners	151,515	181,818
Incentive Management Fee Liability	11,159
Property Management Fee Liability	8,706	7,315
Deferred Income	51,330	43,021
Accrued Expenses	34,905	38,198
Other Liabilities	1,723	14,874
Total Liabilities	259,338	285,226
PARTNERS' EQUITY:
General Partners	(88,301)	(88,112)
Limited Partners	2,035,299	2,053,918
Total Partners' Equity	1,946,998	1,965,806
TOTAL	$ 2,206,336	$ 2,251,032